Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:          Bombardier Capital Mortgage Securitization Corporation:
             BCMSC Trust 1999-B

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 1999-B and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
 /s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) November 29, 2001


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                       (Depositor)
                    (Exact name of registrant as specified in its charter)


                                      on behalf of


                              BCMSC Trust Series 1999-B

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 1999-B on November 15, 2001 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1.Distribution Date Statement relating to interest and principal distributions made on November 15, 2001 on the Series 1999-B Certificates

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                                    BY:    /s/ Robert Gillespie
                                    Robert Gillespie
                                    Title: President

Dated: November 29, 2001

I.  ORIGINAL DEAL PARAMETERS

    (A)Initial Pool Principal Balance                                                                       $ 467,867,888.45
    (B)Initial Certificates Principal Balance                                                               $ 452,662,000.00
       (i)    Initial Class A-1-A   Certificate Principal Balance              $ 50,000,000.00
                                    Certificate Amount Percentage                                                    10.69%
                                    Certificate Pass-through Rate                                                     2.75%
       (ii)   Initial Class A-1-B   Certificate Principal Balance              $ 40,000,000.00
                                    Certificate Amount Percentage                                                     8.55%
                                    Certificate Pass-through Rate                                                     6.61%
       (iii)  Initial Class A-2     Certificate Principal Balance              $ 24,000,000.00
                                    Certificate Amount Percentage                                                     5.13%
                                    Certificate Pass-through Rate                                                     6.98%
       (iv)   Initial Class A-3     Certificate Principal Balance              $ 60,000,000.00
                                    Certificate Amount Percentage                                                    12.82%
                                    Certificate Pass-through Rate                                                     7.18%
       (v)    Initial Class A-4     Certificate Principal Balance              $ 21,000,000.00
                                    Certificate Amount Percentage                                                     4.49%
                                    Certificate Pass-through Rate                                                     7.30%
       (vi)   Initial Class A-5     Certificate Principal Balance              $ 51,000,000.00
                                    Certificate Amount Percentage                                                    10.90%
                                    Certificate Pass-through Rate                                                     7.44%
       (vii)  Initial Class A-6     Certificate Principal Balance             $ 104,898,000.00
                                    Certificate Amount Percentage                                                    22.42%
                                    Certificate Pass-through Rate                                                     7.85%
       (viii) Initial Class M-1     Certificate Principal Balance              $ 35,091,000.00
                                    Certificate Amount Percentage                                                     7.50%
                                    Certificate Pass-through Rate                                                     8.12%
       (ix)   Initial Class M-2     Certificate Principal Balance              $ 23,394,000.00
                                    Certificate Amount Percentage                                                     5.00%
                                    Certificate Pass-through Rate                                                     8.75%
       (x)    Initial Class B-1     Certificate Principal Balance              $ 22,224,000.00
                                    Certificate Amount Percentage                                                     4.75%
                                    Certificate Pass-through Rate                                                     8.75%
       (xi)   Initial Class B-2     Certificate Principal Balance              $ 21,055,000.00
                                    Certificate Amount Percentage                                                     4.50%
                                    Certificate Pass-through Rate                                                     8.75%

    (C)Initial Weighted Average Coupon (WAC)                                                                         10.17%
    (D)Initial Weighted Average Original Maturity (WAOM)                                                             316.00 months
    (E)Initial Weighted Average Remaining Maturity (WAM)                                                             313.00 months
    (F)Initial Number of Receivables                                                                                 11,612
    (G)Servicing Fee Rate                                                                                             1.00%
    (H)Credit Enhancement
       (i)    Reserve Fund Initial Deposit Percentage                                                                 0.00%
       (ii)   Reserve Fund Target %                                                                                   0.00%
       (iii)  Target Overcollateralization Percentage Prior to Crossover Date                                         5.25%
       (iv)   Target Overcollateralization Percentage After Crossover Date                                            9.19%
       (v)    Target Overcollateralization Floor                                                                      1.25%
       (vi)   Target Credit Enhancement % Prior to Crossover Date                                                     5.25%
       (vii)  Target Credit Enhancement % After Crossover Date                                                        9.19%
       (viii) Target Credit Enhancement Floor                                                                         1.25%
       (ix)   Target Credit Enhancement Amount                                                               $24,563,064.14
    (I)Crossover Date Tests
              Earliest Crossover Date                                                                              Feb-2004
              Percent of Initial Suboridnation Percentage                                                           190.00%
    (J)Class B-2 Floor Percentage (of Initial Pool Balance)                                                           0.75%

II. CURRENT PORTFOLIO INFORMATION

    (A)Beginning Pool Schedule Balance                                                                      $ 411,447,270.96
    (B)Beginning Pool Factor                                                                                     87.940908%
    (C)Ending Pool Schedule Balance                                                                         $ 407,238,740.24
    (D)Ending Pool Factor                                                                                        87.041396%
    (E)Ending Total Certificate Balance (after Current Distributions)                                       $ 390,589,604.78
    (F)Current Overcollateralization Amount (after Current Distributions)                                    $16,649,135.46
    (G)Weighted Average Coupon (WAC)                                                                                 10.10%
    (H)Weighted Average Remaining Maturity (WAM)                                                                     291.08 months
    (I)Ending Number of Receivables                                                                                  10,238


III.COLLECTION CALCULATIONS

    (A)Interest

       (i)    Scheduled Interest Collections durring Current Period                                            2,762,800.23
       (ii)   Paid Ahead Interest Collections applied to Current Period                                           43,548.53
       (iii)  Net Servicer Advance                                                                               534,597.09
       (iv)   Liquidation Proceeds Attributable to Interest                                                       96,377.49
       (v)    Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)                        996.76
       (vi)   Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                                        -
       (vii)  Recoveries on Previously Liquidated Contracts                                                               -
                                                                                                            ----------------
                                                                                                            ----------------
       (viii) Total Interest Amount Available for Distribution                                                 3,438,320.10

    (B)Principal

       (i)    Scheduled Principal Collections                                                                    334,153.22
       (ii)   Full and Partial Principal Prepayments                                                             920,597.50
       (iii)  Paid Ahead Principal Collections Applied to Current Period                                          (3,509.53)
       (iv)   Net Servicer Advance                                                                                58,719.32
       (v)    Liquidation Proceeds Attributable to Principal                                                   1,278,513.90
       (vi)   Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)                       124,822.36
       (vii)  Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                                        0.00
       (viii) Other Principal Amounts                                                                                  0.00
                                                                                                            ----------------
                                                                                                            ----------------
       (ix)   Total Principal Amount Available for Distribution                                                2,713,296.77


IV. DISTRIBUTION CALCULATIONS

    (A)       Total Interest Available for Distribution                                                        3,438,320.10
    (B)       Total Principal Available for Distribution                                                       2,713,296.77
    (C)       Reserve Fund Draw Amount Required                                                                        0.00
    (D)       Draw on Letter of Credit for Interest Distribution                                                 0.00
              Less:
              Monthly Servicing Fee                                                                              342,872.73
              Reimbursement to Servicer for Liquidation Expense                                                        0.00
              Late Payment Fees, Extension Fees and Other Permitted Fees                                               0.00
              Other Permitted Withdrawals from Certificate Account                                                     0.00
                                                                                                            ----------------
                                                                                                            ----------------
              Available Distribution Amount                                                                    5,808,744.14

              Interest Accrual Period                                                                                    31 days

              Total Interest Amount Due                                                                        2,469,810.40
              Total Interest Distribution Amount                                                               2,469,810.40

              Amount Available for Principal Distribution Amount                                               3,338,933.74

              Total Principal Amount Available for Distribution                                                2,713,296.77
              Principal Loss on Liquidated Assets                                                              1,495,233.95
              Principal Distribution Shortfall Carryover Amount                                                        0.00
              Overcollaterallization Writedown Amount                                                            869,596.98
              Overcollaterallization Reduction Amount                                                            0.00
              Accelerated Principal Distribution Amount for Current Period                                             0.00
                                                                                                            ----------------
                                                                                                            ----------------
              Total Principal Amount to be Distributed                                                         3,338,933.74

              Draw on Letter of Credit for Principal Distribution                                                0.00
              Excess Interest                                                                                          0.00
              Reserve Account Deposit                                                                            0.00
              Reserve Account Release                                                                                  0.00
              Class X Distribution Amount                                                                              0.00
              Class R Distribution Amount                                                                              0.00


V.  SERVICER ADVANCE

    (A)Interest
       (i)         Beginning Advance                                                                          11,196,153.44
       (ii)        Monthly Servicer Advance (Reimbursement)                                                      534,597.09
                                                                                                            ----------------
                                                                                                            ----------------
       (iii)       Ending Advance Balance                                                                     11,730,750.53

    (B)Principal
       (i)         Beginning Advance                                                                           1,188,907.70
       (ii)        Monthly Servicer Advance (Reimbursement)                                                       58,719.32
                                                                                                            ----------------
                                                                                                            ----------------
       (iii)       Ending Advance Balance                                                                      1,247,627.02

    (C)Total Servicer Advance
       (i)         Beginning Advance                                                                          12,385,061.14
       (ii)        Monthly Servicer Advance (Reimbursement)                                                      593,316.41
                                                                                                            ----------------
                                                                                                            ----------------
       (iii)       Ending Advance Balance                                                                     12,978,377.55

VI. CREDIT ENHANCEMENT

    (A)Overcollateralization

       (I)    Target Overcollaterallization Amount                                                            24,563,064.14
       (ii)   Beginning Balance                                                                               17,518,732.42
       (iii)  Write Down for Certificate Distributions                                                           869,596.96
       (iv)   Overcollaterallization Addition Amount                                                                   0.00
       (v)    Overcollaterallization Reduction Amount                                                                  0.00
       (vi)   Ending Balance                                                                                  16,649,135.46

    (B)Reserve Fund (if applicable)

       (i)    Required Reserve Fund Balance                                                                            0.00
       (ii)   Beginning Reserve Fund Balance                                                                           0.00
       (iii)  Draws for Certificate Distributions                                                                      0.00
       (iv)   Excess Interest Deposited                                                                                0.00
       (v)    Reserve Fund Release                                                                                     0.00
       (vi)   Ending Reserve Fund Balance                                                                              0.00

    (C)Letter of Credit (if applicable)
       (i)    Beginning LC Balance                                                                                        -
       (ii)   Draw on LC for Interest Distribution                                                                        -
       (iii)  Draw on LC for Principal Distribution                                                                       -
              Ending Balance                                                                                              -


VII.CERTIFICATE DISTRIBUTIONS

    (A)Senior Certificates - Interest

       (i)    Class A-1-A
                                    Pass-Through Rate                                                                 2.75%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                    $ 41,059.04
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                               $ 41,059.04
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 0.82

       (ii)   Class A-1-B
                                    Pass-Through Rate                                                                 6.61%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                    $ 76,487.22
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                               $ 76,487.22
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 1.91

       (iii)  Class A-2
                                    Pass-Through Rate                                                                 6.98%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 139,500.00
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 139,500.00
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 5.81

       (iv)   Class A-3
                                    Pass-Through Rate                                                                 7.18%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 359,000.00
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 359,000.00
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 5.98

       (v)    Class A-4
                                    Pass-Through Rate                                                                 7.30%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 127,750.00
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 127,750.00
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.08


       (iv)   Class A-5
                                    Pass-Through Rate                                                                 7.44%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 316,200.00
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 316,200.00
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.20

       (v)    Class A-6
                                    Pass-Through Rate                                                                 7.85%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 686,207.75
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 686,207.75
                                    Ending Carryover Balance                                                            $ -
                                    Interest Paid Per $1000                                                          $ 6.54

    (B)Subordinate Certificates - Interest

       (i)    Class M1
                                    Pass-Through Rate                                                                 8.12%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 237,449.10
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 237,449.10
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 6.77


       (ii)   Class M2
                                    Pass-Through Rate                                                                 8.75%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 170,581.25
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 170,581.25
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.29

       (iii)  Class B1
                                    Pass-Through Rate                                                                 8.75%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 162,050.00
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 162,050.00
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.29

       (iv)   Class B2
                                    Pass-Through Rate                                                                 8.75%
                                    Beginning Carryover Interest                                                        $ -
                                    Current Interest Accrual                                                   $ 153,526.04
                                    Current Carryover Interest Accrual                                                  $ -
                                    Interest Paid                                                              $ 153,526.04
                                    Ending Carryover Balance                                                            $ -
                                    Beginning Carryover Writedown Interest                                              $ -
                                    Current Writedown Interest                                                          $ -
                                    Current Carryover Writedown Interest Accrual                                        $ -
                                    Writedown interest Paid                                                             $ -
                                    Ending Carryover Writedown Interest                                                 $ -
                                    Interest Paid Per $1000                                                          $ 7.29


    (C)Senior Certificates - Principal

       (i)    Class A-1-A
                                    Initial Certificate Balance                                               50,000,000.00
                                    Initial Certificate Percentage                                                   10.69%
                                    Beginning Certificate Balance                                             17,370,299.10
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     17,370,299.10
                                    Current Principal Paid                                                     1,854,963.18
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                15,515,335.92
                                    Ending Pool Factor                                                                3.97%
                                    Principal Paid per $1000                                                         106.79
                                    Total Class Distribution                                                   1,854,963.18

       (ii)   Class A-1-B
                                    Initial Certificate Balance                                               40,000,000.00
                                    Initial Certificate Percentage                                                    8.55%
                                    Beginning Certificate Balance                                             13,896,239.42
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     13,896,239.42
                                    Current Principal Paid                                                     1,483,970.56
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                12,412,268.86
                                    Ending Pool Factor                                                                3.18%
                                    Principal Paid per $1000                                                         106.79
                                    Total Class Distribution                                                   1,483,970.56

       (iii)  Class A-2
                                    Initial Certificate Balance                                               24,000,000.00
                                    Initial Certificate Percentage                                                    5.13%
                                    Beginning Certificate Balance                                             24,000,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     24,000,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                24,000,000.00
                                    Ending Pool Factor                                                                6.14%
                                    Principal Paid per $1000                                                           0.00
                                    Total Class Distribution                                                           0.00

       (iv)   Class A-3
                                    Initial Certificate Balance                                               60,000,000.00
                                    Initial Certificate Percentage                                                   12.82%
                                    Beginning Certificate Balance                                             60,000,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     60,000,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                60,000,000.00
                                    Ending Pool Factor                                                               15.36%
                                    Principal Paid per $1000                                                           0.00
                                    Total Class Distribution                                                           0.00

       (v)    Class A-4
                                    Initial Certificate Balance                                               21,000,000.00
                                    Initial Certificate Percentage                                                   10.90%
                                    Beginning Certificate Balance                                             21,000,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     21,000,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                21,000,000.00
                                    Ending Pool Factor                                                                5.38%
                                    Principal Paid per $1000                                                           0.00
                                    Total Class Distribution                                                           0.00
       (vi)   Class A-5
                                    Initial Certificate Balance                                               51,000,000.00
                                    Initial Certificate Percentage                                                    7.44%
                                    Beginning Certificate Balance                                             51,000,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     51,000,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                                51,000,000.00
                                    Ending Pool Factor                                                               13.06%
                                    Principal Paid per $1000                                                           0.00
                                    Total Class Distribution                                                           0.00

       (vi)   Class A-6
                                    Initial Certificate Balance                                              104,898,000.00
                                    Initial Certificate Percentage                                                   22.42%
                                    Beginning Certificate Balance                                            104,898,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                    104,898,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Accelerated Principal Distribution                                                 0.00
                                    Ending Certificate Balance                                               104,898,000.00
                                    Ending Pool Factor                                                               26.86%
                                    Principal Paid per $1000                                                           0.00
                                    Total Class Distribution                                                           0.00


    (D)Subordinate Certificates - Principal

       (i)    Class M1
                                    Initial Certificate Balance                                               35,091,000.00
                                    Initial Certificate Percentage                                                    7.50%
                                    Beginning Certificate Balance                                             35,091,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     35,091,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                          35,091,000.00
                                    Ending Pool Factor                                                                8.98%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                                   0.00
                                    Total Class Distribution                                                           0.00


       (iii)  Class M2
                                    Initial Certificate Balance                                               23,394,000.00
                                    Initial Certificate Percentage                                                    5.00%
                                    Beginning Certificate Balance                                             23,394,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     23,394,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                          23,394,000.00
                                    Ending Pool Factor                                                                5.99%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                                   0.00
                                    Total Class Distribution                                                           0.00

       (iv)   Class B1
                                    Initial Certificate Balance                                               22,224,000.00
                                    Initial Certificate Percentage                                                    4.75%
                                    Beginning Certificate Balance                                             22,224,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     22,224,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                          22,224,000.00
                                    Ending Pool Factor                                                                5.69%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                                   0.00
                                    Total Class Distribution                                                           0.00

       (iv)   Class B2
                                    Initial Certificate Balance                                               23,394,000.00
                                    Initial Certificate Percentage                                                    4.50%
                                    Beginning Certificate Balance                                             21,055,000.00
                                    Shortfall Carryover                                                                0.00
                                    Current Principal Due                                                     21,055,000.00
                                    Current Principal Paid                                                             0.00
                                    Ending Principal Shortfall                                                         0.00
                                    Ending Certificate Balance- Excluding Writedowns                          21,055,000.00
                                    Ending Pool Factor                                                                5.39%
                                    Principal Paid per $1000                                                           0.00
                                    Beginning Outstanding Writedown                                                    0.00
                                    Current Writedown/Writeup                                                          0.00
                                    Ending Certificate Balance- Including Writedowns                                   0.00
                                    Total Class Distribution                                                           0.00



    (E)Total Certificate Balances

                                                                                 Beg of Period                End of Period
       (i)    Aggregate Balance of Certificates                               $ 393,928,538.52              $ 390,589,604.78
       (ii)   Total Certificate Pool Factor                                        87.0248747%                  86.2872529%


VIIIDELINQUENCY INFORMATION

                                                                                    Percent of                   Percent of
    Delinquent Receivables at End of Due Period :         Scheduled Balance       Pool Balance        Units     Total Units
                                                          -----------------       ------------        -----     -----------
       30-59 Days Delinquent                                $ 40,102,176.96              9.85%          990           9.67%
       60-89 Days Delinquent                                $ 21,214,811.68              5.21%          541           5.28%
       90 Days or More Delinquent                           $ 60,579,060.40             14.88%        1,503          14.68%
       Homes Repossessed or Foreclosed Upon                 $ 21,268,894.67              5.22%          522           5.10%



IX. REPURCHASED CONTRACTS

    (A)Repurchased Contracts -  Breach of Rep or Warranty

       (i)    Beginning Cumulative Repurchased Contracts since cutoff                                          $ 307,380.86
       (ii)   Number of Contracts repurchased this period                                                              1.00
       (iii)  Repurchase Price of Contracts this period                                                         $ 58,468.69
       (iv)   Ending Cumulative Repurchased Contracts since cutoff                                             $ 365,849.55

    (B)Repurchased Contracts -  Delinquent Loans
       (i)    Beginning Cumulative Repurchased Contracts since cutoff                                                   $ -
       (ii)   Number of Contracts repurchased this period                                                              1.00
       (iii)  Repurchase Price of Contracts this period                                                         $ 67,350.43
       (iv)   Ending Cumulative Repurchased Contracts since cutoff                                                67,350.43

X.  REPOSSESSION / LOSS INFORMATION
                                                                                                  Units     Scheduled Balance
              Beginning Repossession Inventory                                                     496       $20,507,563.84
              Repossessions Incurred                                                               104       $ 3,602,429.11
              Less Repurchase of Delinquent Loans                                                   1           $ 67,350.43
              Less Repossessions Sold                                                               77       $ 2,773,747.85
                                                                                               =============================
                                                                                               =============================
              Ending Repossession Inventory                                                        522       $21,268,894.67

              Principal Balance of Repossessions Liquidated                                                  $ 2,773,747.85
                   Liquidation Proceeds Attributable to Principal                                            $ 1,278,513.90
                                                                                                            ----------------
                                                                                                            ----------------
                        Principal Loss on Liquidation of Repo                                                $ 1,495,233.95
              Reimbursement to Servicer for Liquidation Expense                                                         $ -
              Recoveries for Previously Liquidated Contracts                                                            $ -
                                                                                                            ----------------
                                                                                                            ----------------
              Net Liquidation Loss (Realized Loss)                                                           $ 1,495,233.95

       Recoveries
              Liquidation Proceeds Attributable to Interest                                                     $ 96,377.49
              Liquidation Proceeds Attributable to Principal                                                 $ 1,278,513.90
              Recoveries for Previously Liquidated Contracts                                                            $ -
                                                                                                            ----------------
                                                                                                            ----------------
              Total Recoveries                                                                               $ 1,374,891.39
              Recovery Percentage of Principal Balance of Repossessions Liquidated                                50%


XI. TRIGGERS

       Has the Crossover Date Occurred?                                                             NO

              Where the Current Distribution Date of                                             11/15/01
              is greater than the Earliest Crossover Date of                                   February 29, 2004
                                    And
              Subordinated Certificates Beginning Principal Balance of                         101,764,000.00
              plus the Current Overcollateralization Amount of                                 16,649,135.44
              divided by the Current Beginning Pool Principal Balance of                       411,447,270.96
                                                                                               -------------
                                                                                               -------------
              Equals                                                                              28.78%
                                                                                               -------------
                                                                                               -------------
                                    And is greater than the:
              Subordinated Initital Certificates Percentage of                                    34.92%
              multiplied by the
              Percentage (as Percent of Initial Class Subordination Percentage)                    175%
                                                                                               -------------
                                                                                               -------------
              Equals                                                                              61.11%
                                                                                               -------------
                                                                                               -------------


       Principal Distribution Tests:                                        Actual Ratio         Test Ratio     Result
                                                                            Over 60 Days Delinquent
                                                                            --------------------------------
              Current Mo                                                                25.31%
              1st Preceding Mo                                                          24.89%
              2nd Preceding Mo                                                          24.73%
              Average 60 Day Delinquency Ratio:                                         24.97%    5.00%          FAIL

                                                                            Over 30 Days Delinquent
                                                                            --------------------------------
              Current Mo                                                                35.16%
              1st Preceding Mo                                                          34.70%
              2nd Preceding Mo                                                          33.78%
              Average 30 Day Delinquency Ratio:                                         34.55%    7.00%          FAIL



                                                                                              Net Liquidation Losses
                                                         Ending Pool Bal                        (Realized Losses)
                                                         -------------------                   -------------
              Current Mo                                     407,238,740.24                    1,495,233.95
              1st Preceding Mo                               411,447,270.96                    1,030,835.37
              2nd Preceding Mo                               414,706,012.43                     1,439,165.57
                                                         -------------------                   -------------
                                                         -------------------                   -------------
                                    Total                  1,233,392,023.63                    3,965,234.89
                                                         -------------------                   -------------
                                                         -------------------                   -------------
                                    Divided by                            3
                                                         -------------------
                                                         -------------------
                                    Average                  411,130,674.54


              Sum of last 3 months of Losses                                      3,965,234.89
              Divided by 3 month average of Pool Balance                        411,130,674.54
              Annualized  (multiply by 4)                                                    4
              Current Realized Loss Ratio:                                               3.86%        2.75%      FAIL



              Beginning Cumulative Realized Losses                               16,664,283.62
              Net Liquidation Losses (Realized Losses)                            1,495,233.95
                                                                            -------------------
                                                                            -------------------
              Ending Cumulative Realized Losses                                  18,159,517.57
              Divided by Initial Pool Principal Balance                         467,867,888.45
              Cumulative Realized Loss Ratio:                                            3.88%        7.00%      PASS


       Should Principal Be Distributed to the Subordinated Certificates?                                          NO


The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _________________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _________________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance